8502840150 ·

CERTIFICATE OF INCORPORATION
OF
UHS of Delaware, Inc.
A STOCK CORPORATION

FILED

OCT 11 1985
10 AM
[signature]
SECRETARY OF STATE

FIRST: The name of this Corporation is UHS of Delaware, Inc.

SECOND: Its Registered Office in the state of Delaware is to be located at Corporation Trust Center, 1209 Orange St. Street, in the City of Wilmington, County of New Castle Zip Code 19801. The Registered Agent in charge thereof is The Corporation Trust Company

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The amount of the total authorized capital stock of this corporation is Two Hundred Dollars ($200.00) divided into Two Hundred shares, of one Dollars ($1.00) each.

FIFTH: The name and mailing address of the incorporator are as follows:

Name Wendi Eisenhofer

Mailing Address 367 S. Gulph Rd., King of Prussia, PA 19406

Zip Code 19406

I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 10th day of October, A.D. 1985

Wendi Eisenhofer
WENDI EISENHOFER, Incorporator

8503040034 **CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION**

FILED

OCT 31 1985 9AM

UHS of DELAWARE, INC.
a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of UHS of Delaware, Inc.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "4" so that, as amended said Article shall be and read as follows:

" The amount of total authorized capital stock of this corporation is One Thousand Dollars ($1,000.) divided into one thousand shares of One Dollar ($1) each. "

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation law of the state of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said UHS of Delaware, Inc.

has caused this certificate to be signed by

Sidney Miller, its Vice ~~XXX~~President,

and Robert M. Dubbs, its Secretary,

this 28th day of October, 19 85

BY: [signature]
Vice - President

ATTEST: [signature]
Secretary

GH6,02

AMENDMENT

8800350075

FILED

FEB 4 1988 9AM

[signature]

CERTIFICATE OF MERGER
OF
UNIVERSAL HEALTH SERVICES INFORMATION SYSTEMS, INC.
INTO
UHS OF DELAWARE, INC.
****

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
Universal Health Services Information Systems, Inc.	Delaware
UHS of Delaware, Inc.	Delaware

SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is UHS of Delaware, Inc.

FOURTH: That the Certificate of Incorporation of UHS of Delaware, Inc., a Delaware corporation which will

survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 367 South Gulph Road, King of Prussia, PA 19406.

SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporation.

Date: January 25, 1988

UHS OF DELAWARE, INC.

By: [signature]
Sidney Miller
Vice President

Attest:
By: [signature]
Robert M. Dubbs, Secretary

UHSISMERG

8803500074

9Am.

FILED

DEC 15 1988

[signature] SECRETARY OF STATE

CERTIFICATE OF MERGER

of

UHS-QUALICARE, INC.

into

UHS OF DELAWARE, INC.

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
UHS-Qualicare, Inc.	Delaware
UHS of Delaware, Inc.	Delaware

SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is UHS of Delaware, Inc.

FOURTH: That the Certificate of Incorporation of UHS of Delaware, Inc., a Delaware corporation which shall survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 367 South Gulph Road, King of Prussia, Pennsylvania 19406.

SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

DATED: December 6, 1988

UHS of Delaware, Inc.

By: [signature]
SIDNEY MILLER
Vice President

ATTEST:

By: Robert M. Dubbs
ROBERT M. DUBBS
Secretary

CERTMERGER

SECRETARY'S CERTIFICATE

UHS OF DELAWARE, INC.

I, Robert Dubbs, Secretary of UHS of Delaware, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such secretary, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of said corporation and having been signed on behalf of UHS-Qualicare, Inc., a corporation of the State of Delaware was duly adopted pursuant to section 228 of Title 8 of the Delaware Code by the written consent of the sole shareholder holding 1000 shares of the capital stock of the corporation, same being all of the shares issued and outstanding having voting power.

WITNESS my hand on this 6th day of December, 1988.

Robert M. Dubbs

ROBERT M. DUBBS
Secretary

SCUHSDE2

SECRETARY'S CERTIFICATE

UHS-QUALICARE, INC.

I, Robert M. Dubbs, Secretary of UHS-Qualicare, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such secretary, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of UHS of Delaware, Inc., a corporation of the State of Delaware was duly adopted pursuant to section 228 of Title 8 of the Delaware Code by the written consent of the sole shareholder holding 138.62795 shares of the capital stock of the corporation, same being all of the shares issued and outstanding having voting power.

WITNESS my hand on this 6th day of December, 1988.

Robert M. Dubbs
ROBERT M. DUBBS
Secretary

SCUHSIS

8901530123

FILED

JUN 2 1989 9Am

[signature]
SECRETARY OF STATE

CERTIFICATE OF MERGER

of

UNIVERSAL HOME HEALTH PRODUCTS, INC.

into

UHS OF DELAWARE, INC.

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
Universal Home Health Products, Inc.	Delaware
UHS of Delaware, Inc.	Delaware

SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is UHS of Delaware, Inc.

FOURTH: That the Certificate of Incorporation of UHS of Delaware, Inc., a Delaware corporation which shall survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 367 South Gulph Road, King of Prussia, Pennsylvania 19406.

SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

DATED: May 31, 1989

UHS of Delaware, Inc.

By: [signature]
SIDNEY MILLER
Vice President

ATTEST:

By: Robert M. Dubbs
ROBERT M. DUBBS
Secretary

CERTMERGE2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 05/03/1991
911235159 - 2073224

CERTIFICATE OF MERGER
AMONG
UNIVERSAL HMO, INC.
AND
UHS OF THE COLONY, INC.
AND
UHS OF DELAWARE, INC.

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
Universal HMO, Inc.	Nevada
UHS of the Colony, Inc.	Texas
UHS of Delaware, Inc.	Delaware

SECOND: That an agreement of merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 and Section 252 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is UHS of Delaware, Inc.

FOURTH: That the Certificate of Incorporation of UHS of Delaware, Inc., a Delaware corporation which shall survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 367 South Gulph Road, King of Prussia, Pennsylvania 19406.

SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

DATED: May 2, 1991

UHS of Delaware, Inc.

By: ______________________
SIDNEY MILLER
Vice President and Secretary

ATTEST:

By: ______________________
BRUCE R. GILBERT
Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/13/1991
912565133 - 2073224

CERTIFICATE OF MERGER BETWEEN UHS REALTY HOLDINGS, INC. AND UHS OF DELAWARE, INC.

The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
UHS of Delaware, Inc.	Delaware
UHS Realty Holdings, Inc.	Delaware

SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is UHS of Delaware, Inc.

FOURTH: That the Certificate of Incorporation of UHS of Delaware, Inc., a Delaware corporation which shall survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving

corporation is 367 South Gulph Road, King of Prussia, Pennsylvania 19406.

SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

DATED: 9/4/91

UHS of Delaware, Inc.

By: [signature]
SIDNEY MILLER
Vice President and Secretary

ATTEST:

By: [signature]
BRUCE R. GILBERT
Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/26/1993
933005088 - 2073224

CERTIFICATE OF MERGER
BETWEEN
PANORAMA COMMUNITY HOSPITAL, INC.
AND
UHS OF DELAWARE, INC.

The undersigned corporation, organized and existing under the by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State of Incorporation
UHS of Delaware, Inc.	Delaware
Panorama Community Hospital, Inc.	Delaware

SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is UHS of Delaware, Inc.

FOURTH: That the Certificate of Incorporation of UHS of Delaware, Inc., as amended, a Delaware corporation which shall survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 367 South Gulph Road, King of Prussia, Pennsylvania 19406.

SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

Dated: October 21, 1993

UHS OF DELAWARE, INC.

By: ______________________
Sidney Miller
Vice President and Secretary

ATTEST:

By: ______________________
Bruce R. Gilbert
Assistant Secretary

\hedrick\certmerg.pch

CERTIFICATE OF MERGER

OF

UHS OF RIVERTON, INC.

INTO

UHS OF DELAWARE, INC.

The undersigned corporation

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME	STATE OF INCORPORATION
UHS of Riverton, Inc.	Washington
UHS of Delaware, Inc.	Delaware

SECOND: That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with the requirements of section 252 of the General Corporation Law of Delaware.

THIRD: That the name of the surviving corporation of the merger is UHS of Delaware, Inc., a Delaware corporation.

FOURTH: That the Certificate of Incorporation of UHS of Delaware, Inc., a Delaware corporation which is surviving the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is 367 South Gulph Road,

P.O. Box 61558, King of Prussia, PA 19406

SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: The authorized capital stock of each foreign corporation which is a party to the merger is as follows:

Corporation	Class	Number of Shares	Par value per share or statement that shares are without par value
UHS of Riverton, Inc.	Common	200	One Dollar ($1.00)

Dated: December 11, 1996

UHS of Delaware, Inc.

By: [signature]
Steve Filton, Vice President

J:lashj\certmerg.doc